UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2007

Encorium Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 100, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-9533

Covalent Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 20, 2007 the Compensation Committee of the Board of Directors of Encorium Group, Inc. (the “Company”) approved the payment of cash bonus awards to the following named executive officers of the Company for 2006: $100,000 to Dr. Kenneth M. Borow, President and Chief Executive Officer, and $75,000 to the Lawrence R. Hoffman, Executive Vice President, General Counsel and Chief Financial Officer.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORIUM GROUP, INC.

Dated: February 21, 2007	By:	Lawrence R. Hoffman
	Name:	Lawrence R. Hoffman
	Title:	Executive Vice President,
General Counsel, Secretary and Chief Financial Officer

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